SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is January 15, 2021.

For Certain MFS® Funds

Effective immediately, the following Waiver Category is added to the table entitled "General Waivers" in the section entitled "Financial Intermediary Category I" under the main heading entitled "Appendix A – Waivers and Reductions of Sales Charges":
Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
S. U.S. Bancorp Investments, Inc., (USBI) Accounts Maintained at an Omnibus Level (Class A shares only)
Effective February 22, 2021, Class C shares that are no longer subject to a contingent deferred sales charge are systematically converted to Class A shares of the same fund at net asset value pursuant to USBI’s policies and procedures.
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Effective immediately, the paragraph entitled "Right of Accumulation ("ROA")" in the section entitled "Financial Intermediary Category VII" under the main heading entitled "Appendix A – Waivers and Reductions of Sales Charges" is restated in its entirety as follows:
Right Of Accumulation ("ROA"). Effective on or after January 15, 2021, under the ROA, a shareholder may pay a reduced or no initial sales charge on purchases of Class A or Class 529A shares by aggregating the amount of the shareholder's investment with the shareholder's existing investments in the MFS funds, based on the higher of the cost paid by the shareholder minus redemptions or the current market value of the applicable MFS funds. For purposes of calculating the ROA, the shareholder's account may be grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups") (as determined by Edward Jones under its policies and procedures). For purposes of calculating the ROA, holdings of shares of certain money market funds or shares held in group retirement plans are not taken into account. If grouping assets as a shareholder, the ROA includes all investments of a shareholder in the MFS funds held on the Edward Jones platform and/or held on other platforms. The inclusion of investments in the MFS funds held in accounts not maintained by Edward Jones is dependent on the shareholder notifying Edward Jones of such investments at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

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